FVM - Transfers between Level 1 and Level 2 (Narrative) (Detail) $ in Billions	6 Months Ended
Jun. 30, 2019 USD ($)
Disclosure Of Fair Value Measurement [Line Items]
Transfers Out Of Level 2 Into Level 1 Of Fair Value Hierarchy Assets	$ 1.4
Description Of Reasons For Transfers Out Of Level 2 Into Level 1 Of Fair Value Hierarchy Assets	Assets totaling approximately USD 1.4 billion, which mainly consisted of investment fund units presented in the line Financial assets at fair value held for trading on the balance sheet, were transferred from Level 2 to Level 1 during the first six months of 2019, generally due to increased levels of trading activity observed within the market for these instruments.